SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 30, 2003
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                   GWIN, Inc.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter


         Delaware                    000-24520              04-3021777
---------------------------      ---------------    ---------------------------
State or Other Jurisdiction      Commission File    IRS Employer Identification
     of Incorporation                 Number                   Number


             5092 South Jones Boulevard, Las Vegas, Nevada 89118
           -------------------------------------------------------
           Address of Principal Executive Offices         Zip Code


                                (702) 967-6000
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) On October 30, 2003, Moore Stephens, P.C. resigned as the independent accountants for GWIN, Inc. (the "Registrant") because their application with the Public Company Accounting Oversight Board (the "PCAOB") was still pending approval. Moore Stephens P.C. is unable to legally provide an audit report for the year ended July 31, 2003 to be included on Form 10-KSB for submission to the Securities and Exchange Commission until the application with the PCAOB is accepted. Moore Stephens, P.C. is unable to estimate when the PCAOB will complete its review process, and therefore resigned. Subsequently on October 30, 2003, the Registrant engaged Demetrius & Company as its independent accountants for the fiscal year ended July 31, 2003.

     (b) Moore Stephens, P.C.'s reports on the Registrant's financial statements for the seven-month period ended July 31, 2002 and each of the two years in the period ended December 31, 2001, contained no adverse opinion or disclaimer of opinion nor were they qualified as to audit scope or accounting principles. However, they did include a paragraph concerning uncertainties relating to the Registrant's ability to continue as a going concern.

     (c) The Registrant's Board of Directors made the decision to engage Demetrius & Company.

     (d) In connection with the prior audits for the seven-month period ended July 31, 2002 and each of the two years in the period ended December 31, 2001, and from July 31, 2002 to October 30, 2003, there have been no disagreements with Moore Stephens P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     (e) The Registrant did not consult with Demetrius & Company with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

     (f) The Registrant has requested that Moore Stephens P.C. review the disclosures contained herein and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) EXHIBITS.

         Exhibit 16.     Letter from Moore Stephens P.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     GWIN, INC.



Dated: October 31, 2003              By: /s/ Jeff Johnson
                                         ----------------
                                        Jeff Johnson, CFO